GOODWILL	12 Months Ended
Dec. 31, 2018
Goodwill Abstract
GOODWILL
NOTE 7 – GOODWILL

All the Company’s goodwill relates to its airport security and other aviation services segment. The change in goodwill during the year is as follows:

	2018	2017
Balance as of the beginning of the year:

Goodwill	$1,044	$314
Accumulated impairment losses	-	-
	1,044	314

Goodwill acquired during the year	1,242	707
Impairment losses	(1,563)	-
Exchange rate effect	(28)	23
	695	1,044

Balance as of the end of the year:

Goodwill	2,220	1,044
Accumulated impairment losses	(1,525)	-
	$695	$1,044

At December 31, 2018, the Company elected to perform a qualitative assessment to determine if it was more likely than not that the fair value of the reporting units exceeded its carrying value, including goodwill. The qualitative assessment indicated that it was more likely than not that the carrying value of the reporting unit exceeded fair value.

The quantitative impairment test includes comparing the carrying value of the reporting unit, including the existing goodwill and intangible assets, to the fair value of the reporting unit. If the carrying amount of the reporting unit exceeds its fair value, a goodwill impairment charge is recorded for the amounts in which the carrying value of the reporting unit exceeds the fair value of the reporting unit, up to the amount of goodwill attributed to the reporting unit. After performing the quantitative testing, it was determined that the carrying amount exceeds the reporting unit’s fair value, resulting in an impairment charge of $1,563 for the year ended December 31, 2018.

The facts and circumstances that led to the impairment of goodwill are as follows:

Procheck, a owned subsidiary of the Company since 1998 was advised by its only customer, that its services are not required its contract would not be renewed and will end on December 31, 2018, following a change in the governmental security concept in the Netherlands. Upon expiration of the agreement, Procheck will be closed and the employment of its employees was terminated. The closing costs totaled €8,059 ($9,219 as of December 31, 2018). A goodwill impairment loss of $314 was recognized.

In January 2018, the Company acquired 100% of the outstanding shares of Abydos Consultores de Sistemas S.L.U (see note 3) and recorded goodwill of €188 ($215 as of December 31, 2018). The purpose of the acquisition was to increase the Company’s activities in Spain. As the Company did not win any of the main bids on which it participated during 2018, revenue, operating profits and cash flows were lower than expected in 2018. The earnings forecast for the next four years was revised and an impairment loss of €188 ($215 as of December 31, 2018) was recognized. The fair value of Abydos Consultores de Sistemas S.L.U. was estimated using the expected present value of future cash flows.

In July 2018, the Company acquired 100% of the outstanding shares of Detact Security Solution AB (see note 3) and recorded goodwill of 9,005 SEK ($1,007 as of December 31, 2018). The purpose of the acquisition was to penetrate the Swedish aviation and cargo markets. After the acquisition, a major customer has terminated the contract with the Company. As a result, the revenue, operating profits and cash flows will be lower than expected. The earnings forecast for the next four years was revised and an impairment loss of 9,005 SEK ($1,007 as of December 31, 2018) was recognized. The fair value of Detact Security Solution AB was estimated using the expected present value of future cash flows.

As the Company maintains a valuation allowance for the carrying value of its net deferred tax assets for the locations affected by the goodwill impairment, there is no effect on the Company’s deferred tax assets in the balance sheet (see note 14).